SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 16, 1998




                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




      Maryland                     1-11527                      04-3262075
   (State or other             (Commission file               (IRS employer
   jurisdiction of                 number)                 identification no.)
   incorporation)


 400 Centre Street, Newton, Massachusetts                             02158
 (Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  617-964-8389

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         1.1 Form of Underwriting Agreement between the Company and Legg Mason Wood Walker, Incorporated.
         23.      Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HOSPITALITY PROPERTIES TRUST



                                        By: /s/ Thomas M. O'Brien
                                            Thomas M. O'Brien, Treasurer and
                                            Chief Financial Officer

Date: April 16, 1998

                                LIST OF EXHIBITS

1.1 Form of Underwriting Agreement between the Company and Legg Mason Wood Walker, Incorporated.
23.    Consent of Ernst & Young LLP.